United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 7, 2022
Date of Report (Date of earliest event reported)
Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway
Suite 155
Alpharetta,	Georgia	30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 7, 2022, Priority Technology Holdings, Inc. (the “Company” or “Priority”) issued a press release announcing the appointment of Tim O’Leary as Chief Financial Officer (“CFO”). The appointment is effective September 19, 2022. Michael Vollkommer, current CFO, will retire on September 16, 2022. Thereafter, Mr. Vollkommer will remain in a consulting capacity at the Company.

Mr. O’Leary has over 20 years of capital markets and banking experience primarily focused in the technology sector. Mr. O’Leary is presently Managing Director and group head of the Technology, Media and Telecom leveraged finance team at Truist Securities where he led financing for a number of payment and technology companies.

Mr. O’Leary will receive an annual base salary of $400,000, payable bi-weekly. He is eligible to participate in the Company’s bonus plan with a target annual bonus opportunity equal to 65% of his base salary. Mr. O’Leary will be eligible to receive a discretionary annual equity award in an amount targeted at $600,000 each calendar year, which will vest in three equal annual increments on the first, second and third anniversary of the grant date. In addition, Mr. O’Leary will be eligible to participate in the benefit programs offered by the Company to its executives, which includes vacation time and participation in the Company’s 401(k) match.

Item 7.01. Regulation FD Disclosure.
On September 7, 2022, the Company issued a press release announcing the appointment of Tim O’Leary as CFO of the Company. A copy of the press release is furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release of Priority Technology Holdings, Inc. dated September 7, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2022

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Bradley J. Miller
Name: Bradley J. Miller
Title: General Counsel